UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2014

NOVELIS INC.
(Exact name of Registrant as specified in its charter)
Canada 001-32312 98-0442987
(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)
3560 Lenox Road, Suite 2000, Atlanta, GA 30326 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (404) 760-4000

__________________________________________________Not Applicable_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2014, Novelis Inc. announced that it had completed the sale of its North American consumer foil products business to Reynolds Consumer Products LLC for a purchase price of $33.75 million. The transaction, which closed on June 30, 2014, included foil manufacturing plants in Toronto, ON, and Vancouver, BC, in addition to sales offices and distribution facilities located in Montreal, QC; Mississauga, ON; and LaGrange, Ga.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

99.1 Press release, dated July 1, 2014 (furnished to the Commission as part of this Form 8-K).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: July 2, 2014	By:	/s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
General Counsel, Corporate Secretary and Compliance Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated July 1, 2014 (furnished to the Commission as part of this Form 8-K).